UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 16, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE

On March 16, 2012, Kilroy Realty Corporation, or the Company, issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01           OTHER EVENTS

On March 16, 2012, the Company and its operating partnership, Kilroy Realty, L.P., entered into an underwriting agreement (referred to herein as the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, in connection with the public offering by the Company of 4,000,000 shares of its 6.875% Series G Cumulative Redeemable Preferred Stock, plus up to an additional 600,000 shares if the underwriters exercise their overallotment in full. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The opinion of Ballard Spahr LLP with respect to the validity of the shares in the offering is filed herewith as Exhibit 5.1. The opinion of Latham & Watkins LLP with respect to certain United States federal income tax considerations relevant to the Company is filed herewith as Exhibit 8.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

1.1	Underwriting Agreement dated March 16, 2012.
5.1	Opinion of Ballard Spahr LLP.
8.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto).
99.1	Press release dated March 16, 2012 issued by Kilroy Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: March 22, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement dated March 16, 2012.
5.1	Opinion of Ballard Spahr LLP.
8.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto).
99.1	Press release dated March 16, 2012 issued by Kilroy Realty Corporation.